As filed with the Securities and Exchange Commission on Jauary 7, 1999.

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                              FILE NUMBER 811-8568

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    JOHN HANCOCK BANK AND THRIFT OPPORTUNITY
                (Name of Registrant as Specified in Its Charter)

                    JOHN HANCOCK BANK AND THRIFT OPPORTUNITY
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c) (1) (ii), 14a-6 (i) (1), or
    14a-6 (i) (2) or Item 22(a) (2) or schedule 14A (sent by wire transmission).

[ ] Fee paid previously with preliminary materials.

[X] No fee required.

                 JOHN HANCOCK BANK AND THRIFT OPPORTUNITY FUND

                                February 5, 1999

Dear Fellow Shareholder:

As an investor in the John Hancock Bank and Thrift Opportunity Fund, you are cordially invited to attend the annual shareholder meeting on Thursday, March 18, 1999 at 9:00 a.m., Eastern time, to be held at John Hancock Funds, 101 Huntington Avenue, Boston, MA 02199.

The proposals in the enclosed proxy statement to elect trustees and ratify the selection of accountants are routine items. A routine item is one which occurs annually and makes no fundamental or material changes to the fund's investment objective, policies or restrictions, or to the investment management contract.

ELECT YOUR FUND'S BOARD OF TRUSTEES
Proposal number one asks you to elect five trustees to serve until their respective successors are elected and qualified. Your proxy statement includes a brief description of each individual's background.

RATIFY THE TRUSTEES' SELECTION OF ACCOUNTANTS
Proposal number two asks you to ratify or reject the trustees' selection of Deloitte & Touche, LLP as the fund's independent accountants for the current fiscal year. Deloitte & Touche, LLP have been the fund's independent accountants since the fund's inception.

AMEND FUNDAMENTAL INVESTMENT RESTRICTIONS
Proposal number three asks you to approve the amendment of the fund's restrictions relating to the fund's ability to issue senior securities.

YOUR VOTE IS IMPORTANT!
Please complete the enclosed proxy ballot form, sign it and mail it to us immediately. For your convenience, a postage-paid return envelope has been provided. Your prompt response will help avoid the cost of additional mailings.

If you have any questions, please call 1-800-426-5523, Monday through Friday between 9:00 a.m. and 5:00 p.m. Eastern time.

Thank you in advance for your prompt action on this very important matter.

                                              Sincerely,


                                              /s/Edward J. Boudreau, Jr.
                                              --------------------------
                                              EDWARD J. BOUDREAU, JR.
                                              Chairman and CEO

                  JOHN HANCOCK BANK AND THRIFT OPPORTUNITY FUND
               101 Huntington Avenue, Boston, Massachusetts 02199

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            To Be Held March 18, 1999

This is the formal agenda for your fund's shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the  Shareholders  of John  Hancock  Bank and  Thrift  Opportunity  Fund (the
"fund"):

A shareholder meeting for your fund will be held at 101 Huntington Avenue, Boston, Massachusetts on Thursday, March 18, 199 at 9:00 a.m., Eastern time, for the following reasons:

      (1) To elect five Trustees to serve until their respective successors are elected and qualified;

      (2) To ratify or reject the Trustees' selection of Deloitte & Touche, LLP as the Fund's independent public accountants for the Fund's current fiscal year;

      (3) To approve amendments to certain of the fund's fundamental investment restrictions; and

      (4) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Trustees recommends that you vote in favor of all proposals

      Shareholders of record as of the close of business on January 21, 1999 are entitled to notice of and to vote at the annual meeting and at any related follow-up meeting.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy in the accompanying envelope. No postage is necessary if mailed in the United States.


                                            By order of the board of trustees,

                                            Susan S. Newton
                                            Vice President and Secretary

February 5, 1999
P90PX 2/99

                  JOHN HANCOCK BANK AND THRIFT OPPORTUNITY FUND
               101 Huntington Avenue, Boston, Massachusetts 02199

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 18, 1999

                                 PROXY STATEMENT

This proxy statement contains the information you should know before voting on the proposals described in the notice.

The fund will furnish without charge a copy of its Annual Report to any shareholder upon request. If you would like a copy of your fund's report, please send a written request to the attention of the fund at 101 Huntington Avenue, Boston, Massachusetts 02199 or call John Hancock Funds at 1-800-892-9552.

This proxy statement is being used by your fund's trustees to solicit proxies to be voted at the annual meeting of your fund's shareholders. This meeting will be held at 101 Huntington Avenue, Boston, Massachusetts on Thursday, March 18, 1999 at 9:00 a.m., Eastern time, and at any and all adjournments thereof (the "meeting").

      If you sign the enclosed proxy card and return it in time to be voted at the meeting, your shares will be voted in accordance with your instructions. Signed proxies with no instructions will be voted FOR all proposals. If you want to revoke your proxy, you may do so before it is exercised at the meeting by filing a written notice of revocation with the fund at 101 Huntington Avenue, Boston, Massachusetts 02199; by returning a signed proxy with a later date before the meeting, or attending the meeting and voting in person by notifying the fund's secretary (without complying with any formalities) at any time before your proxy is voted.

Record Ownership
      The Trustees have fixed the close of business on January 21, 1999 as the record date to determine which shareholders are entitled to vote at the meeting. On the record date, there were ____________ common shares of beneficial interest of the fund outstanding shares.

      The fund's management does not know of anyone who beneficially owned more than 5% of the fund's shares outstanding on the record date, except ___________________. (Beneficial ownership means voting power and/or investment power, which includes the power to dispose of shares.) On the record date, Cede & Co., as nominee for Depository Trust Company, held of record _______________ common shares of the fund.

                                   PROPOSAL 1
                              ELECTION OF TRUSTEES

General
      The fund's Board of Trustees consists of thirteen members. The Board is divided into three staggered term classes. Two classes contain four Trustees each and the third class contains five Trustees. The term of one class expires each year and no term continues for more than three years after the applicable election. Each class of Trustees will stand for election at the conclusion of their respective three year terms. Classifying the Trustees in this manner may prevent replacement of a majority of the Trustees for up to a two year period.

      Each nominee for Trustee, except for Steven L. Brown, is currently serving as a Trustee of the fund. Each Trustee has served on the Board of Trustees since the fund's inception on June 16, 1994, except that Messrs. Cunningham, Linbeck and Dion have served on the Board since December 1994 , December 1994 and September 1998, respectively, and Ms. Hodsdon has served on the Board of Trustees since March 1996.

      You may use the proxy card to authorize the proxies to vote for the nominees or you may withhold authority to vote for the nominees. If no contrary instructions are given, the proxies will vote FOR the nominees. All of the nominees have consented to their nominations and have agreed to serve if elected. If, for any reason, any nominee should not be available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of a substitute nominee, if any, as the Trustees may designate. The fund has no reason to believe that it will be necessary to designate a substitute nominee.

Proposal 1
      The terms of Messrs. Brown, Carlin, Cunninghan, Hiser and Toolan expire at the 1999 annual meeting and they are therefore the current nominees for election; the terms of Messrs. Dion, Ladner, Linbeck and Scipione expire at the 2000 annual meeting; and the terms of Ms. Hodsdon and Messrs. Boudreau, Smith and Pruchansky expire at the 2001 annual meeting. The table below lists the nominees for election as Trustees, including their principal occupations for the past five years and other directorships held. The table also lists the Trustees who are not currently standing for election and whose current terms continue until the annual meetings in 2000 and 2001, respectively.

Vote Required For Proposal 1
      The vote of a plurality of the votes cast by the shares of the fund is sufficient to elect the nominees.


                                                                                                    Common Shares Owned
                                                                                                   Beneficially, Directly
    Name (Age), and Position                           Principal Occupation                          or Indirectly, on
         with the Funds                            During the Past Five Years                      January 21, 1999(1)(2)
         --------------                            --------------------------                      ----------------------

                                                       NOMINEES FOR ELECTION
                                                      TERM TO EXPIRE IN 2002


*Stephen L. Brown                           Chariman and Chief Executive Officer, John Hancock               --
(age 61)                                    Mutual Life Insurance Company; Director, the John
Nominee                                     Hancock Adviser, Inc. ("Adviser"),  Trustee, The Berkley
                                            Financial Group ("The Berkeley Group").


James F. Carlin                             Chairman and CEO, Carlin Consolidated, Inc.                     400
(Age 58)                                    (management/investments); Director, Arbella Mutual
Trustee                                     Insurance Company (insurance), Health Plan Services,
                                            Inc., Massachusetts Health and Education Tax Exempt
                                            Trust, Flagship Healthcare, Inc., Carlin Insurance
                                            Agency, Inc., West Insurance Agency, Inc. (until May
                                            1995), Uno Restaurant Corp.; Chairman, Massachusetts
                                            Board of Higher Education (since 1995); Receiver, the
                                            City of  Chelsea  (until  August  1992)  and
                                            Trustee of 33 funds managed by the Adviser.

William H. Cunningham                       Chancellor, University of Texas System and former                --
(Age 55)                                    President of the University of Texas, Austin, Texas;
Trustee                                     Lee Hage and Joseph D. Jamail Regents Chair of Free
                                            Enterprise; Director, LaQuinta Motor Inns, Inc. (hotel
                                            management company), Jefferson-Pilot Corporation
                                            (diversified life insurance company) and LBJ Foundation
                                            Board (education foundation); Advisory Director, Texas
                                            Commerce  Bank - Austin  and  Trustee  of 33
                                            funds managed by the Adviser.

Harold R. Hiser, Jr.                        Executive Vice President, Schering-Plough Corporation        15,200
(Age 67)                                    (pharmaceuticals) (retired 1996); Director, ReCapital
Trustee                                     Corporation (reinsurance) (until 1995) and Trustee of
                                            33 funds managed by the Adviser.

John P. Toolan                              Director, The Smith Barney Muni Bond Funds, The Smith        10,000
(Age 68)                                    Barney Tax-Free Money Funds, Inc., Vantage Money Market
Trustee                                     Funds (mutual funds), The Inefficient-Market Fund, Inc.
                                            (closed-end investment company) and Smith Barney Trust
                                            Company of Florida; Chairman, Smith Barney Trust
                                            Company (retired December 1991); Director, Smith
                                            Barney, Inc., Mutual Management Company and Smith
                                            Barney Advisers, Inc. (investment advisers) (retired
                                            1991); Senior Executive Vice President, Director and
                                            member of the Executive Committee, Smith Barney, Harris
                                            Upham & Co., Incorporated (investment bankers) (until
                                            1991) and Trustee of 33 funds managed by the Adviser.






                                                                                                        Common Shares Owned
                                                                                                        Beneficially, Directly
  Name (Age), and Position          Principal Occupation                                                  or Indirectly, on
     with the Funds                 During the Past Five Years                                          January 21, 1999(1)(2)
     --------------                 --------------------------                                          ----------------------

                                                       TERM TO EXPIRE IN 2000

 Ronald R. Dion                     President and Chief Executive Officer, R.M. Bradley & Co., Inc.;               --
 (Age 52)                           Director, The New England Council and Massachusetts Roundtable;
 Trustee                            Trustee, North Shore Medical Center and a corporator of the Eastern
                                    Bank; Trustee,  Emmanuel College and Trustee
                                    of 33 funds managed by the Adviser.

 Charles L. Ladner                  Senior Vice President and Chief Financial Officer of UGI Corp.                800
 (Age 60)                           (Public Utility Holding Company); Vice President and Director
 Trustee                            for AmeriGas Inc., Director, EnergyNorth, Inc. (until 1995) and LPGAS;
                                    Vice President of AmeriGas Partners L.P. and Trustee of 33 funds managed by the Adviser.

 Leo E. Linbeck, Jr.                Chairman, President, Chief Executive Officer and Director, Linbeck             --
 (Age 64)                           Corporation (a holding company engaged in various phases of the
 Trustee                            construction industry and warehousing interests); Former Chairman,
                                    Federal Reserve Bank of Dallas (1992, 1993); Chairman of the Board,
                                    Linbeck Construction Corporation; Director, Duke Energy Corporation
                                    (a diversified  energy company), Daniel Industries, Inc.
                                    (manufacturer of gas measuring products and energy related equipment),
                                    GeoQuest International Holdings, Inc.  (a geophysical consulting firm);
                                    Director,  Greater  Houston  Partnership and Trustee of 33 funds managed by the Adviser.

*Richard S. Scipione (3)            General Counsel, John Hancock Mutual Life Insurance Company;                 2139
 (Age 61)                           Director, the Adviser, John Hancock Funds, Distributors, Inc.,
 Trustee                            Insurance Agency, Inc., John Hancock Subsidiaries, Inc., SAMCORP. Corp.
                                    and NM Capital; Trustee, The Berkeley Group; Director, JH Networking
                                    Insurance  Agency, Inc.;  Director,  Signature Services (until
                                    January   1997)  and  Trustee  of  68  funds managed by the Adviser.






                                                                                                        Common Shares Owned
                                                                                                       Beneficially, Directly
           Name (Age), and Position                        Principal Occupation                          or Indirectly, on
                with the Funds                          During the Past Five Years                     January 21,  1999(1)(2)
                --------------                          --------------------------                     -----------------------


                                            TERM TO EXPIRE IN 2001

*Edward J. Boudreau, Jr.       Chairman and Chief Executive Officer, the Adviser and                           2400
(Age 54)                       The Berkeley Group; Chairman, NM Capital Management
Chairman                       Inc. ("NM Capital"), Sovereign Asset
                               Management Corporation ("SAMCORP. Corp") and John
                               Hancock Advisers International Limited ("Advisers
                               International");  Director, John Hancock Advisers
                               International    (Ireland);    Chairman,    Chief
                               Executive  Officer and  President,  John  Hancock
                               Funds,  Inc.  ("John  Hancock  Funds")  and First
                               Signature Bank and Trust Company;  Director, John
                               Hancock  Freedom  Securities  Corporation,   John
                               Hancock   Insurance  Agency,   Inc.   ("Insurance
                               Agency,  Inc."), John Hancock Capital Corporation
                               and New England/Canada Business Council;  Member,
                               Investment  Company Institute Board of Governors;
                               Director,   Asia  Strategic  Growth  Fund,  Inc.;
                               Director,   John   Hancock   Signature   Services
                               ("Signature  Services")  (until January 1997) and
                               Trustee and  Chairman of 68 funds  managed by the
                               Adviser.

*Anne C. Hodsdon               President, Chief Operating Officer and Director, the                             --
(Age 45)                       Adviser; Director and President, NM Capital and
President                      SAMCorp; Director, The Berkeley Group, John Hancock
                               Funds,  Advisers   International,   John  Hancock
                               Advisers   International   (Ireland),   Insurance
                               Agency,   Inc;  Executive  Vice  President,   the
                               Adviser   (until   December   1994);    Director,
                               Signature   Services  (until  January  1997)  and
                               Trustee and  President of 68 funds managed by the
                               Adviser.

Steven R. Pruchansky           Director and President, Mast Holdings, Inc. (since                              3020
(Age 54)                       1991); Director, First Signature Bank & Trust Company
Trustee                        (until August 1991); Director, Mast Realty Trust (until
                               1994); President, Maxwell Building Corp. (until 1991)
                               and Trustee of 33 funds managed by the Adviser.

Norman H. Smith                Lieutenant General, United States Marine Corps; Deputy                           908
(Age 65)                       Chief of Staff for Manpower and Reserve Affairs,
Trustee                        Headquarters Marine Corps; Commanding General III
                               Marine  Expeditionary  Force/3rd  Marine Division
                               (retired 1991) and Trustee of 33 funds managed by
                               the Adviser.


All Trustees and executive officers of the Funds as a group                                                  37,770
-------------

* "Interested Person," as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the fund and the Adviser.

(1) The information as to beneficial ownership is based on statements furnished to the fund by the Trustees. Except as otherwise noted, each Trustee has all voting and investment powers with respect to the shares indicated.
(2) None of the Trustees beneficially owned individually, and the Trustees and executive officers of the fund as a group did not beneficially own, in excess of one percent of the outstanding shares of the fund as of January 21, 1999.

      The Board of Trustees held four meetings during the fund's fiscal year ended October 31, 1998. No Trustees attended fewer than 75% of the aggregate of
(1) the total number of meetings of the Trustees and (2) the total number of meetings held by all committees of the Trustees on which they served during the period in which they served in such capacity.

      The Board of Trustees has an Audit Committee. The Committee members are Messrs. Pruchansky, Cunningham and Dion. None of the members of the Audit Committee are Interested Persons ("Independent Trustees"). The Audit Committee held four meetings during the fund's 1998 fiscal year. The Audit Committee recommends to the full Board auditors for the fund, oversees the audit of the fund, communicates with both the independent auditors and inside auditors on a regular basis, and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time.

      The Board of Trustees has a special nominating committee known as the Administration Committee. The Committee members are Messrs. Dion, Toolan, Ladner, Smith, Pruchansky, Carlin, Linbeck, Cunningham and Hiser. All members of the Administration Committee are Independent Trustees. The Administration Committee held four meetings during the Fund's 1998 fiscal year. The Administration Committee selects and nominates for appointment and election
candidates  to  serve  as  Trustees  who  are  not   Interested   Persons.   The
Administration  Committee  also  coordinates  with  Trustees who are  Interested
Persons in the selection and election of fund officers and will consider nominees recommended by shareholders to serve as Trustees, provided that shareholders submit recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended ("Exchange Act").

      The Board of Trustees has a Contracts/Operations committee. The Committee members are Messrs. Ladner, Hiser and Linbeck. All members of the Contracts/Operations Committee are Independent Trustees. The Contract/Operations Committee held four meetings during the fund's 1998 fiscal year. The Contracts/Operations Committee oversees the initiation, operation, and renewal of the various contracts between the fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer arrangements and arrangements with other service providers.

      The Board of Trustees has an Investment Performance Committee. The Committee members are Messrs. Toolan, Carlin and Smith. All members of the Investment Performance Committee are Independent Trustees. The Investment Performance Committee held four meetings during the fund's 1998 fiscal year. The Investment Performance Committee monitors and analyzes the performance of the fund generally, consults with the Adviser as necessary with respect to matters considered to require special attention, and reviews peer groups, and other comparative standards as necessary.

Compliance With Section 16(a) Reporting Requirements
      Section 16(a) of the Exchange Act requires the fund's executive officers, Trustees and persons who own more than ten percent of the fund's shares ("10% Shareholders") to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, Trustees, and 10% Shareholders are required by SEC regulations to furnish the fund with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to the fund and representations that no other reports were required to be filed, the fund believes that during the past fiscal year its executive officers, Trustees and 10% Shareholders complied with all applicable Section 16(a) filing requirements.

Executive Officers
      In addition to the Chairman (Mr. Boudreau) and the President (Ms. Hodsdon), the table below lists the fund's executive officers. The officers of the fund became officers on June 16, 1994 (inception), except for Mr. Hood who became an officer on January 1, 1999.



        Name (Age) and Position                                         Principal Occupation
             With the Funds                                          During the Past Five Years
             --------------                                          --------------------------

Osbert Hood                             Senior Vice President and Chief Financial Officer, each of the John Hancock funds,
(Age 46)                                the Adviser, The Berkeley Group and John Hancock Funds; Vice President and Chief
Senior Vice President and               Financial Officer, John Hancock Mutual Life Insurance Company-Retail Sector
Chief Financial Officer                 (until 1997).


Susan S. Newton                         Vice President and Secretary, each of the John Hancock funds; Vice President, the
(Age 49)                                Adviser,  John Hancock  Funds,  Signature  Services, and The Berkeley Group.
Vice President and Secretary

John A. Morin                           Vice President and Secretary of the Adviser, John Hancock Funds, Signature
(Age 48)                                Services and The Berkeley Group;  Secretary,  NM Capital and SAMCorp.;
Vice President                          Clerk, Insurance Agency, Inc.; Counsel, John Hancock Mutual Life Insurance Company
                                        (until February 1996).



James J. Stokowski                      Vice President, Treasurer and Chief Accounting Officer each of the John Hancock
(Age 52)                                funds and Vice President, the Adviser.
Vice President, Treasurer and
Chief Accounting Officer


Thomas H. Connors                       Vice President, Assistant Secretary and Compliance Officer, each of the John
(Age 39)                                Hancock Funds; Vice President, the Adviser.
Vice President and
Compliance Officer

Remuneration of Trustees and Officers
      The following table provides information about the compensation paid by the fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. The four non-Independent Trustees, Ms. Hodsdon and Messrs. Boudreau, Brown and Scipione, and each of the fund's officers are Interested Persons of the Adviser, are compensated by the Adviser and receive no compensation from the fund for their services.

                                                                   Aggregate            Total Compensation from all
                                                                 Compensation            Funds in John Hancock Fund
Independent Trustee                                              From the Fund (1)          Complex to Trustees(*)
-------------------                                              -----------------          ----------------------

James F. Carlin                                                      $  8,163                     $74,000
William H. Cunningham**                                                 8,163                      74,000
Ronald R. Dion (++)                                                     1,331                      18,500
Charles F. Fretz (+)                                                    6,974                      57,121
Harold R. Hiser, Jr.**                                                  7,729                      70,000
Charles L. Ladner                                                       8,657                      77,100
Leo E. Linbeck, Jr.                                                     8,413                      74,000
Patricia P. McCarter (**+)                                              5,801                      43,696
Steven R. Pruchansky**                                                  8,738                      77,100
Norman H. Smith**                                                       8,893                      79,350
John P. Toolan**                                                        8,657                      77,100
                                                                      -------                   ---------
Totals                                                                $81,519                    $721,967
-----

(1)  Compensation  is for fiscal year ended October 31, 1998.
(++) Mr. Dion was appointed as Trustee effective September 30, 1998.
(+) Ms. McCarter and Mr. Fretz retired from their positions as trustees effective October 1, 1998.
(*) The total compensation paid by the John Hancock Fund Complex to the Independent Trustees as of for the calendar year ended December 31, 1998. All the Independent Trustees are Trustees of 33 funds in the John Hancock Fund complex.

(**) As of December 31, 1998, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock fund complex for Mr. Cunningham was $________, for Mr. Hiser was $_______, for Ms. McCarter was $__________ for Mr. Pruchansky was $______, for Mr. Smith was $_______, and for Mr. Toolan was $________ under the John Hancock Deferred Compensation Plan for Independent Trustees ("the "Plan"). Under the Plan, an Independent Trustee may elect to have his deferred fees invested in shares of one or more funds in the John Hancock Fund Complex, and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees fees does not obligate the fund to retain the services of any Trustee or obligate the fund to pay any particular level of compensation to the Trustee.

                                   PROPOSAL 2
         RATIFICATION OF SELECTION OF THE INDEPENDENT PUBLIC ACCOUNTANTS

      The Trustees, including a majority of the Independent Trustees, have selected Deloitte & Touche, LLP ("Deloitte & Touche") to act as independent public accountants for the fund's fiscal year ending October 31, 1999.

      Deloitte & Touche has advised the fund that it has no direct or indirect financial interest in the fund. This selection is subject to the ratification by the shareholders of the fund at the meeting. The enclosed proxy card provides space for instructions directing the proxies named therein to vote for, against, or abstain from, ratifying that selection. A representative of Deloitte & Touche is expected to be present at the meeting, will have the opportunity to make a statement if the representative desires to do so and will be available to respond to appropriate questions relating to the examination of the Fund's financial statements.

      The Board of Trustees, including all the Independent Trustees, unanimously recommends that shareholders ratify the selection of Deloitte & Touche as independent public accountants of the fund for the fiscal year ending October 31, 1999.

Vote Required to Ratify the Selection of Independent Public Accountants
      The approval of a "majority" (as described below) of the shares of the fund is required to ratify the selection of Deloitte & Touche as the Fund's independent public accountants.

                             PROPOSALS 3(a) and (b)

            AMENDMENT OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

General

         The Trustees recommend that shareholders approve the following proposals to amend two of the fund's fundamental investment restrictions. These restrictions limit the fund's ability to issue senior securities under any circumstances and to borrow money except in limited circumstances. These restrictions cannot be changed without shareholder approval. If shareholders approve the proposals to amend these restrictions, the fund would be permitted to increase the capital available for investment by issuing senior securities (an investment strategy called "leverage"). A senior security is one that has priority over a company's common shares in payment of dividends or interest and distribution of the company's assets in the event the company is liquidated. A senior security may be an equity security or a debt security. Preferred shares are equity securities that are senior to a company's common shares. Notes, bonds and debentures are debt securities that are senior to a company's preferred shares and common shares.

Proposal 3(a): Investment restriction on senior securities.

         The fund's current investment restriction is as follows:

                  The fund may not issue senior securities or borrow, except that (a) short-term credits necessary for settlement of securities transactions are not considered borrowings or senior securities, (b) the fund may borrow up to 5% of its total assets (including the amount borrowed) for temporary or emergency purposes and (c) the fund may borrow to the extent permitted by the [Investment Company] Act pending the orderly disposition of portfolio securities sufficient to repay such borrowings in connection with the funding of repurchases of common shares or tender offers.

The fund's proposed investment restriction is as follows:

                  The fund may not borrow, except that (a) the fund may issue senior securities, as defined in the Investment Company Act, to the extent permitted under the Investment Company Act, (b) short-term credits necessary for settlement of securities transactions are not considered borrowings, (c) the fund may borrow up to 5% of its total assets (including the amount borrowed) for temporary or emergency purposes, and (d) the fund may borrow to the extent permitted by the Investment Company Act pending the orderly disposition of portfolio securities sufficient to repay such borrowings in connection with the funding of repurchases or retirement of securities, or tender offers.

         The fund's current restriction prohibits the issuance of senior securities. As amended, the fund would be permitted to issue senior securities without any limitations other than those imposed by the Investment Company Act. See "Senior Securities" below for a description of those limitations. The fund's current restriction also limits the purposes for which the fund may borrow money and the amount of money the fund may borrow. These borrowing restrictions will not change except the fund would be permitted to borrow in connection with the repurchase or retirement of senior securities in addition to its existing ability to borrow in connection with the repurchase of common shares.

Proposal  3(b):  Investment   restriction  regarding  pledging,   mortgaging  or
hypothecating assets.

         The fund's proposed investment restriction is as follows (amendment in italics):

                  The fund may not pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings or issue senior securities permitted by the preceding paragraph.
                  Collateral arrangements with respect to margin, option and other risk management and when-issued and forward commitment transactions are not deemed to be pledges or other encumbrances for purposes of this restriction.

         The  amendment  to  this  restriction   permits  the  fund  to  pledge,
hypothecate,   mortgage  or  otherwise  encumber  its  assets  if  necessary  in connection with the issuance of senior securities.

Discussion

         If shareholders approve these proposals, the fund would be authorized to leverage the fund by issuing senior securities. Senior securities offered by the fund could be either equity or debt securities. The fund would not be authorized to leverage the fund by borrowing money from banks or other financial institutions. Unlike a mutual fund, the fund does not continuously offer its shares and the fund's asset size naturally increases only as a result of the appreciation of its portfolio securities and the reinvestment of dividends and distributions. If the fund were to increase its asset size through use of leverage, the fund could purchase new portfolio securities with the proceeds of an offering of senior securities. If these securities performed as the adviser expected, i.e., if the investment return on the additional assets exceeded the cost of the leverage, there would be an increase in the fund's return and greater distributions of income and capital gain might be possible for the holders of the fund's common shares. Leverage, however, involves risks, particularly if the return on the additional assets is less than the fund's adviser expects.
See "Risks of Leverage."

         The issuance of a second class of fund securities--whether equity or debt securities--could be an attractive strategy to increase the fund's return. The holders of the common shares may benefit in the long-term if the fund issues senior securities. Based upon the historical returns of the fund, over time the earnings to the fund from the portfolio securities purchased with the proceeds of an offering of senior securities may be greater than both (i) the cost of offering the senior securities and the operating expenses of the senior securities and (ii) dividends that must be paid to holders of senior equity or interest that must be paid to holders of senior debt. The excess earnings will be applied to the benefit of the holders of common shares in the form of increased distributions of income and/or capital gain. The fund's increased asset size may also permit certain economies of scale that may result in lower annual operating expenses for the holders of the common shares. An offering of senior securities should not dilute the common shareholders' proportionate share of the fund's net assets. However, dilution might occur if the fund loses money or the return on the additional assets is less than the full cost of leverage.

Senior Securities

         If shareholders approve the proposals, the Trustees will be authorized to consider and act upon a future recommendation by the fund's adviser to approve the issuance of a class of senior securities. As of the date of this proxy statement, the adviser has not recommended that the Trustees consider authorizing the fund to issue a second class of securities. Such a recommendation would depend on many factors including, but not limited to, an analysis of conditions in the equity and debt markets, whether there was interest among institutional investors for the fund's senior securities, and whether there were sufficient securities meeting the fund's investment criteria available for purchase with the proceeds of the offering. If the Trustees approve the issuance of senior securities, they will determine the terms of the securities and the timing and the terms of the offering without further shareholder approval, but subject to applicable law and the fund's declaration of trust and by-laws. There can be no assurance, however, that the Trustees would ever authorize the fund to issue senior securities, and if offered, whether the proceeds of the offering and the change to the fund's capital structure would be sufficient to provide the benefits of leverage to the holders of the common shares either immediately after the offering or at some future time.

         Senior securities have certain dividend and liquidation rights that are different from those of common shares. Also, the Investment Company Act imposes requirements to control the extent to which an investment company can use leverage and grants special voting rights to an investment company's senior securities.

         Dividend and liquidation rights. The fund's senior securities will have the right to the payment of dividends (senior equity) or interest (senior debt) before dividends can be paid on the fund's common shares. If the dividends or interest that must be paid on the senior securities exceed the net return of the fund's portfolio attributable to the assets acquired with the proceeds of the offering, there will be a lower rate of return to the holders of the common shares. In that case, there might even be a return of capital.

         In the event of any liquidation, dissolution or winding up of the fund, the holders of senior securities are entitled to receive a final distribution of the fund's assets after creditors are satisfied and before any distribution is paid to the holders of the common shares. Unless and until payment in full has been made to holders of senior securities of the liquidation distributions to which they are entitled, no distributions will be made to holders of the common shares.

         Asset coverage requirements and voting rights. After a fund issues senior securities, the fund must comply with the asset coverage test under the Investment Company Act. This means that the value of the fund's total assets, less all liabilities and indebtedness for borrowed money, must be a certain percentage of the liquidation value of the senior securities outstanding. If the fund fails to meet this asset coverage test, the fund may not, until the fund complies with the test, (i) pay any dividends to the holders of the fund's common shares (except for dividends paid in additional common shares) or (ii) repurchase the fund's common shares. Senior securities issued by investment companies also have special voting rights.

         The table below shows the asset coverage requirements and different voting rights that apply to senior securities under the Investment Company Act.



-------------- -----------------------------------------------------------------------------------------------------
                                                        SENIOR SECURITIES
               --------------------------------------------------- -------------------------------------------------
                                     Equity                                              Debt
-------------- --------------------------------------------------- -------------------------------------------------
Asset          The value of the  fund's  total  assets,  less all  The value of the fund's total assets,
coverage       less all liabilities and indebtedness for borrowed  liabilities and indebtedness for borrowed
               money, must be 200% of the liquidation value        money, must be 300% of the liquidation value of
               of the senior equity outstanding:                   the senior debt outstanding:
               o  immediately after the senior equity is issued;    o  immediately after the senior debt is issued;
               o  before any dividend is paid to common             o  before any dividend is paid to common
               shareholders (other than a dividend paid in         shareholders (other than a dividend paid in
               additional shares); and                             additional shares); and
               o  before the fund repurchases outstanding common    o   before the fund repurchases outstanding
               shares.                                             common shares.
-------------- --------------------------------------------------- -------------------------------------------------
Voting rights  o  Voting as a separate class, entitled to elect    Unlike senior equity, the fund may choose to be
               two trustees.  If dividends on senior equity        governed by either of the following provisions,
               remain unpaid in an amount equal to two full        the first of which gives senior debt a limited
               years' dividends, then, voting as a separate        right to elect trustees.
               class, entitled to elect additional trustees,        o Voting as a separate class, entitled to
               who, together with the two trustees ordinarily      elect a majority of the trustees if the fund
               elected by the class, will constitute a majority    fails the 100% asset coverage test on the last
               of the fund's trustees.                             business day of each of 12 consecutive calendar
                o Voting as a separate class, entitled to vote     months.  This voting right continues until the
               on any reorganization that adversely affects the    asset coverage test equals 110% for 3
               senior equity class.                                consecutive calendar months.
                 o Voting as a separate class, entitled to vote     o  If, on the last business day of each of 24
               on changes to the fund's fundamental policies and   consecutive calendar months, the senior debt
               restrictions.                                       has an asset coverage of less than 100%, the
                                                                   fund is considered to have defaulted on its
                                                                   obligations with respect to the senior debt.
-------------- --------------------------------------------------- -------------------------------------------------


         Rating agency guidelines. To enhance the marketability of any senior securities, the fund may request that a nationally recognized statistical rating organization, such as Standard & Poor's Ratings Group or Moody's Investors' Service, Inc., rate the securities. If a rating agency agrees to assign a rating to the senior securities, the rating agency will require the fund to meet certain guidelines to ensure, as far as possible, that the fund will meet the Investment Company Act's asset coverage test and be able to pay the agreed upon dividends to the holders of the senior equity or interest to the holders of senior debt, as the case may be. These rating agency guidelines may impose restrictions on the securities in which the fund invests, may impose limitations or prohibitions of the fund's ability to engage in certain investment practices, may limit the fund's ability to engage in repurchases of its securities, and in certain circumstance, may require the fund to redeem or purchase outstanding senior securities, suspend dividends and other distributions on the common shares and liquidate portfolio securities. If the fund is limited in its ability to repurchase common shares, the market price of the common shares may be affected. Redemption of senior securities and liquidations of portfolio securities could cause the fund to incur transactions costs and could result in capital losses. Prohibitions on dividends and other distributions could impair the fund's ability to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended.

Risks of Leverage

         As described above, there are potential benefits to the holders of the fund's common shares upon the issuance of senior securities and the resulting leveraging of the fund's capital structure. Shareholders should note, however, that there are risks associated with leverage. Because any decline in the net asset value of the fund's investments is borne entirely by the holders of the common shares, the effect of leverage in a declining market would be to further reduce the fund's net asset value in an amount greater than would be the case if the fund were not leveraged. This could result in a greater decline in the market price for common shares.

         Fluctuations in the markets, short-term interest rates and other factors that might affect the fund's ability to pay the dividend rate on senior equity or pay interest on senior debt may affect the yield to the holders of common shares. If the dividends or interest paid to the senior securities approach the net return on the fund's investment portfolio attributable to the assets acquired with the proceeds of the senior securities' offering, the benefit of leverage to the common shares will be reduced or eliminated. If the dividends or interest paid to the senior securities are greater than the net return on those assets, the leveraged capital structure will result in a lower rate of return or a greater loss to the common shares than if the fund were not leveraged, and may result in a return of capital.

         The fund bears the costs and expenses associated with the offering of senior securities. This will reduce net assets available to holders of common shares.

         An offering of senior securities is not a taxable event to the fund or the holders of the common shares. If the fund issues senior equity, for tax purposes, the fund allocates net capital gain, dividends and other types of income, if any, between its common shares and any class of senior equity. It is the current position of the Internal Revenue Service that income with particular tax characteristics, such as income qualifying for the dividends received deduction or net capital gain, may be designated as distributed to a particular class only in proportion that class's share of the total dividends paid by the fund. If net capital gain and other income that does not qualify for the dividends received deduction are allocated to the additional equity for tax purposes and distributed, the fund may pay additional dividends to holders of these additional equity shares to compensate them for the increased tax liability. If the fund issues senior debt instead of senior equity, interest payments on this debt may reduce or eliminate the ordinary dividend distributions the fund would otherwise be able to pay with respect to its common shares and may also reduce the assets attributable to those shares.

         A high rating from a rating agency on the fund's senior securities does not eliminate or mitigate the risk of leverage for the holders of the fund's common shares. The rating agency will continuously monitor the fund's compliance with the Investment Company Act asset coverage test and the rating agency guidelines. If the rating agency is not satisfied with the fund's compliance, it could impose additional restrictions on the fund's investment operations, withdraw the rating or reduce the rating assigned to the fund to a lower rating category. A withdrawal or a reduction in the rating of the senior securities may signal a decline in the quality of the fund's portfolio securities and may reduce the market price of the fund's common shares.

         The fund may attempt to offset the negative effects of leverage that result from changes in short-term interest rates or other changed market conditions by reducing the degree to which it is leveraged by redeeming, repurchasing or otherwise liquidating the senior securities.

Trustees Evaluation and Recommendation

         The Trustees have considered the proposals to amend certain of the fund's fundamental investment restrictions with the result that the fund would be permitted to issue senior securities. In the course of their evaluation, the Trustees considered several factors including: the risks to which the fund may be exposed as a result of the leveraging effect of an offering of senior securities; the fact that the fund's distributions to common shareholders may increase or decrease as a result of the leveraging effect of the offering of senior securities; the fact that the economic interest of the holders of the common shares will not be diluted by the offering of senior securities; the fact that the fund will bear the expenses of an offering of senior securities; and the adviser's experience in managing funds with a dual class capital structure.

         As a result of their consideration of the above factors and other relevant information, the trustees recommend that shareholders approve the amendments to the fund's investment restrictions to permit the fund to issue senior securities.

Required vote

         Each proposal must be approved by the vote of a majority of the fund's shares (as described below). If shareholders do not approve a proposal, that fundamental investment restriction will not be amended. The Trustees will consider what further action, if any, to take in the event one or both of the proposals are not approved.

The Trustees recommend that shareholders vote FOR the proposals to amend certain of the fund's fundamental investment restrictions.


                                  MISCELLANEOUS

Shareholder Proposals
      Shareholder proposals intended to be presented at the fund's annual meeting to be held in 2000 must be received by the fund at its offices at 101 Huntington Avenue, Boston, Massachusetts, no later than October 8, 1999 for inclusion in the fund's proxy statement and form of proxy relating to that meeting.

Voting; Quorum; Adjournment
      The affirmative vote of the holders of a plurality of the fund's shares present in person or represented by proxy at the meeting, assuming a majority of the outstanding shares is present, is required to elect the nominees. The adoption by the fund shareholders of Proposals 2 and 3(a) and 3(b)requires the affirmative vote of a majority of the shares with respect to each proposal. A majority of the fund's shares is defined as the lesser of: (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the fund.

      Shares represented in person or by proxy (including shares which abstain or do not vote with respect to one or more of the proposals presented for shareholder approval) will be counted for purposes of determining whether a quorum is present at the meeting. Abstentions from voting will be treated as shares that are present and entitled to vote for purposes of determining the number of shares that are present and entitled to vote with respect to a proposal, but will not be counted as a vote in favor of that proposal.
Accordingly, an abstention from voting has no effect on the voting in determining whether Proposal 1 has been adopted but has the same effect as a vote against Proposals 2, 3(a) or 3(b).

      Proposals 1 and 2 in this proxy statement are considered routine matters on which brokers holding shares in "street name" may vote without instruction under the rules of the New York Stock Exchange, if a broker or nominee holding shares in "street name" nevertheless indicates on the proxy that it does not have discretionary authority to vote on either proposal, those shares will not be considered as present and entitled to vote as to that proposal. Accordingly, a "broker non-vote" has no effect on the voting in determining whether Proposal 1 has been adopted and has no effect on the voting in determining whether Proposals 2, 3(a) or 3(b) have been adopted pursuant to item (i) above, provided that the holders of more than 50% of the outstanding shares (excluding the "broker non-votes") are present or represented by proxy. However, with respect to determining whether Proposals 2, 3(a) or 3(b) have been adopted pursuant to item (ii) above, because shares represented by a "broker non-vote" are considered outstanding shares, a "broker non-vote" has the same effect as a vote against such proposal.

      In the event that at the time any session of the meeting is called to order and a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the meeting to a later date. In the event that a quorum is present at any meeting but sufficient votes in favor of Proposals 2, 3(a) or 3(b) or FOR the nominees set forth in Proposal 1 have not been received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies with respect to that proposal. Any adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of the adjournment and will vote those proxies required to be voted against any the proposal against the adjournment. A shareholder vote may be taken on one or more of the proposals prior to the adjournment if sufficient votes for the proposal's approval have been received and it is otherwise appropriate.

Expenses and Methods of Solicitation
      The costs of the meeting, including the solicitation of proxies, will be paid by the fund. Persons holding shares as nominees will be reimbursed by the fund, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts. In addition to the solicitation of proxies by mail, Trustees, officers and employees of the fund or of the fund's adviser may solicit proxies in person or by telephone. John Hancock Advisers, Inc., 101 Huntington Avenue, Boston Massachusetts 02199-7603, serves as the Fund's investment adviser and administrator. Corporate Investors Communications, Inc. has been retained to assist in the solicitation of proxies at a cost of approximately $5,500.

Other Matters
      The management of the fund knows of no business to be brought before the meeting except as mentioned above. If, however, any other matters were properly to come before the meeting, the persons named in the enclosed form of proxy intend to vote on those matters in accordance with their best judgment. If any shareholders desire additional information about the matters proposed for action, the management will provide further information.

                IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

                  JOHN HANCOCK BANK AND THRIFT OPPORTUNITY FUND

Dated: February 5, 1999

S/corp/proxy/99btofinal1

                                    P R O X Y
                  JOHN HANCOCK BANK AND THRIFT OPPORTUNITY FUND

The undersigned holder of common shares of beneficial interest ("Common Shares") of John Hancock Bank and Thrift Opportunity Fund (the "Fund") hereby constitutes and appoints Anne C. Hodsdon, Susan S. Newton and James J. Stokowski, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters (unless and except as expressly limited below) at the Annual Meeting of Shareholders of the Fund to be held on Thursday, March 18, 1999 at the offices of the Fund, 101 Huntington Avenue, Boston, Massachusetts, at 9:00 A.M., Eastern Time, and at any and all adjournments thereof, in respect of all Common Shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present. All proxies previously given by the undersigned in respect of this meeting are hereby revoked.


  PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Please complete, sign, date and return this Proxy in the enclosed envelope as soon as possible. Please sign exactly as your name or names appear in the box on the reverse. When signing as Attorney, Executor, Administrator, Trustee or Guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?

-----------------------------------------------

-----------------------------------------------

-----------------------------------------------




                                                  With-    For all
                                          For     hold     Except
                                                                                                         For     Against  Abstain
                                                                    2.) To ratify the selection of
1.) To elect the following nominees                                     Deloitte & Touche, LLP as Inde-
    to serve as Trustees of the Fund.     ____    ____     ____         pendent public accountants.      -----    -----    -----


         Stephen L. Brown, James F. Carlin, William H. Cunningham,
         Harold R. Hiser, Jr., John P. Toolan
                                                                    3a.) To amend the Fund's investment restriction
                                                                         on issuing senior securities. ----        ----       ----

                                                                    3b.) To amend the Fund's investment restriction on pledging,
                                                                         mortgaging or hypothecating assets. ----     ----   ----


Note:  If you do not wish your shares voted "FOR" a particular nominee,
mark the "For All Except" box and strike a line through the                     THIS PROXY IS SOLICITED BY THE
nominee(s) name.  Your shares will be voted for the remaining                   BOARD OF TRUSTEES
nominee(s).



         Specify desired action by check marks in the appropriate spaces. If no specification is made, this Proxy will be voted for the nominees named in the Proxy Statement and in favor of Items 2, 3a and 3b. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to the other matters which may properly come before the meeting.


Please be sure to sign and date this Proxy           Date                       Mark box at right if address change has
                                                                                been noted on the reverse side of this card. _____

Shareholder sign here                                Co-owner sign here         RECORD DATE SHARES:

EDGAR FILING

                                                              January 7, 1999

Securities and Exchange Commission
File Desk
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

RE:      Preliminary Proxy Statement for
           John Hancock Bank and Thrift Opportunity Fund (the "Fund") File Nos. 811-8568 (0000925683)

Ladies and Gentlemen:

         Enclosed herewith for filing on behalf of the Fund, pursuant to Rule 14a-6(a) under the Securities Exchange Act of 1934 and Rule 101(a) of Regulation S-T, are preliminary copies of the notice of annual meeting, the proxy statement, the form of proxy and the chairman's letter, (collectively, the "proxy materials") to be mailed to Fund shareholders in connection with the annual meeting of Fund shareholders scheduled to be held on March 18, 1999.

         The purpose of the annual shareholder meeting is to obtain shareholder approval of routine items and certain proposed changes to the Fund's fundamental investment restrictions, as detailed in the proxy materials. Please note that the Fund is a registrant under both the Securities Act of 1933 and the Investment Company Act and concurrently herewith and in accordance with Rule 14a-6 under the 1934 Act and Rule 402.01 of the New York Stock Exchange Rules, the Fund is filing five (5) copies of the proxy materials with the New York Stock Exchange under a separate filing letter.

         Please be advised that the Fund intends to begin mailing definitive proxy materials filed pursuant to Rule 14a-6(b) to its shareholders on or about February 5, 1999. Since we plan to print the proxy materials on or about January 17, 1999 (subsequent to expiration date of the ten day review period), we would appreciate being notified of any comments as soon as possible.

If you have any questions or comments, please contact me at (617) 375-1513 or Avery P. Maher at (617) 375-1672.

                                                      Sincerely,


                                                      /s/Alfred P. Ouellette
                                                      ----------------------
                                                      Alfred P. Ouellette
                                                      Assistant Secretary